1 PRESS RELEASE V2X Reports Fourth Quarter 2025 Results Fourth Quarter Financial Highlights • Revenue of $1.22 billion, up 5% year-over-year • Net income of $22.8 million; adjusted net income1 of $49.3 million, up 16% year-over-year • Adjusted EBITDA1 of $88.7 million; adjusted EBITDA1 margin of 7.3% • Diluted EPS of $0.72; record adjusted diluted EPS1 of $1.56, up 17% year-over-year • Cash flow from operations of $209.5 million Full-Year Highlights • Revenue of $4.48 billion, up 4% year-over-year • Net income of $77.9 million; adjusted net income1 of $166.8 million, up 20% year-over-year • Adjusted EBITDA1 of $323.3 million, with a margin of 7.2% • Diluted EPS of $2.45; adjusted diluted EPS1 of $5.24, up 21% year-over-year • Cash flow from operations of $182.0 million • Achieved net debt reduction of $116 million and 2.2x net leverage ratio1 2026 Guidance • Establishing full-year 2026 guidance with 6% revenue and adjusted EBITDA1 growth at mid-point RESTON, Va., February 23, 2026 — V2X, Inc. (NYSE:VVX) today announced financial results for the fourth quarter and full-year 2025 ended December 31, 2025, and established guidance for full-year 2026. “V2X ended 2025 with another quarter of strong performance, underscoring our team’s successful execution of our strategy,” said Jeremy C. Wensinger, President and Chief Executive Officer. “We are entering 2026 with significant momentum. Our recent awards and alignment to National Security priorities for readiness and modernization are creating tailwinds for continued growth. Additionally, we are continuing to prioritize investments and expand partnerships to deliver innovative solutions that anticipate and fulfill our customers’ requirements. These growth priorities are further supported by the strength of our capital structure. As we look ahead, V2X is well positioned to continue to deliver readiness enabling solutions to support our customers’ evolving requirements, while generating enhanced value for our shareholders.” 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. Exhibit 99.1

2 Fourth Quarter 2025 Results In the fourth quarter, V2X reported record revenue of $1.22 billion, which represents 5% year-over-year growth. The Company reported solid topline growth and strong operating performance, yielding double-digit growth in adjusted net income1 and adjusted EPS1. Net income for the quarter was $22.8 million. Adjusted net income1 was $49.3 million, an increase of $6.6 million dollars, or 16%, year-over-year. Fourth quarter GAAP diluted EPS was $0.72. Adjusted diluted EPS1 for the quarter increased 17% year-over-year to $1.56. V2X delivered record adjusted EBITDA1 of $88.7 million, with a margin of 7.3%, representing an increase of $2.6 million dollars, or 3%, from the prior year. Fourth quarter net cash provided by operating activities was $209.5 million. Adjusted net cash provided by operating activities1 increased 3% year-over-year to $172.4 million. At the end of the fourth quarter, net debt for V2X was $758 million, representing an improvement of $116 million year-over-year and achieving its 2.2x net leverage ratio1. Total backlog as of December 31, 2025 was $11.1 billion. Funded backlog1 was $2.3 billion. Book-to-bill1 in the quarter was approximately 0.7x. Full-Year 2025 Results Full-year revenue was $4.48 billion, representing a 4% increase compared to the previous year. Net income for the year was $77.9 million. Adjusted net income1 was $166.8 million, an increase of $27.9 million dollars, or 20%, year-over-year. Full-year GAAP diluted EPS was $2.45. Adjusted diluted EPS1 for 2025 was $5.24, increasing 21% year-over-year. Full-year adjusted EBITDA1 was $323.3 million with a margin of 7.2%. Net cash provided by operating activities in 2025 was $182.0 million. Adjusted net cash provided by operating activities1 was $148.3 million. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

3 2026 Guidance Expectations for the Company’s full year 2026 financial results are as follows: $ millions, except for per share amounts 2026 Guidance 2026 Mid-Point Revenue $4,675 $4,825 $4,750 Adjusted EBITDA1 $335 $350 $343 Adjusted Diluted Earnings Per Share1 $5.50 $5.90 $5.70 Adjusted Net Cash Provided by Operating Activities1 $150 $170 $160 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Fourth Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, February 23, 2026. U.S.-based participants may dial in to the conference call at 877-300-8521, while international participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/3do4py9pnRx A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through March 9, 2026, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10195666. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the "investors" section of the company's website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission ("SEC") Regulation FD. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

4 About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,200 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "2026 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; product development; capital deployment; statements about the benefits and expectations with respect to the strategic acquisition; and our belief that our innovation strategy, visibility, and targeted growth opportunities provide substantial opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

5 V2X, INC. CONSOLIDATED STATEMENTS OF INCOME (LOSS) Year Ended December 31, (In thousands, except per share data) 2025 2024 2023 Revenue $ 4,480,038 $ 4,322,155 $ 3,963,126 Cost of revenue 4,106,656 3,979,193 3,628,271 Selling, general and administrative expenses 179,112 183,758 210,439 Operating income 194,270 159,204 124,416 Loss on extinguishment of debt (2,527) (1,998) (22,298) Interest expense, net (79,909) (107,900) (122,442) Other expense, net (10,931) (10,465) (4,194) Income (loss) from operations before income taxes 100,903 38,841 (24,518) Income tax expense (benefit) 23,021 4,157 (1,945) Net income (loss) $ 77,882 $ 34,684 $ (22,573) Earnings (loss) per share Basic $ 2.47 $ 1.10 $ (0.73) Diluted $ 2.45 $ 1.08 $ (0.73) Weighted average common shares outstanding – basic 31,559 31,485 31,084 Weighted average common shares outstanding – diluted 31,820 31,967 31,084

6 V2X, INC. CONSOLIDATED BALANCE SHEETS December 31, (In thousands, except shares and per share data) 2025 2024 Assets Current assets Cash, cash equivalents and restricted cash $ 368,994 $ 268,321 Receivables 738,922 710,068 Prepaid expenses and other current assets 127,102 124,081 Total current assets 1,235,018 1,102,470 Property, plant, and equipment, net 52,383 62,001 Goodwill 1,677,154 1,656,926 Intangible assets, net 239,760 323,068 Other non-current assets 76,525 84,378 Total non-current assets 2,045,822 2,126,373 Total Assets $ 3,280,840 $ 3,228,843 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 557,042 $ 547,568 Compensation and other employee benefits 176,530 166,918 Short-term debt 14,935 20,003 Other accrued liabilities 267,039 261,735 Total current liabilities 1,015,546 996,224 Long-term debt, net 1,083,234 1,087,484 Deferred tax liabilities 28,357 20,983 Other non-current liabilities 69,067 98,000 Total non-current liabilities 1,180,658 1,206,467 Total liabilities 2,196,204 2,202,691 Commitments and contingencies Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,735,083 shares issued and 31,171,445 shares outstanding as of December 31, 2025; 31,560,490 shares issued and outstanding as of December 31, 2024 317 316 Treasury stock, at cost - 563,638 and no shares as of December 31, 2025 and 2024, respectively (30,274) — Additional paid in capital 779,084 769,719 Retained earnings 343,417 265,535 Accumulated other comprehensive loss (7,908) (9,418) Total shareholders' equity 1,084,636 1,026,152 Total Liabilities and Shareholders' Equity $ 3,280,840 $ 3,228,843

7 V2X, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS Year Ended December 31, (In thousands) 2025 2024 2023 Operating activities Net income (loss) $ 77,882 $ 34,684 $ (22,573) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation expense 16,984 20,747 22,408 Amortization of intangible assets 90,621 90,821 90,423 Amortization of cloud computing arrangements 4,919 3,314 480 Gain from acquisitions, net — (2,193) — Impairment of non-operating long-lived asset — 2,192 — (Gain) loss on disposal of property, plant, and equipment (3,024) 1,450 683 Stock-based compensation 11,924 15,969 32,843 Deferred taxes 9,334 7,730 (7,509) Amortization of debt issuance costs 6,231 7,380 9,067 Loss on extinguishment of debt 2,527 1,998 22,298 Gain on disposition of business — — (450) Changes in assets and liabilities: Receivables (23,485) 25,181 19,064 Other assets 9,315 (42,334) 11,285 Accounts payable 5,460 75,335 43,153 Compensation and other employee benefits 9,122 9,128 (9,901) Other liabilities (35,818) 2,835 (23,303) Net cash provided by operating activities 181,992 254,237 187,968 Investing activities Purchases of capital assets and intangibles (11,923) (11,787) (25,021) Proceeds from the disposition of assets 9,839 76 16 Acquisition of businesses, net of cash acquired (27,500) (16,939) — Disposition of business — — 1,349 Distributions from joint venture — — 1,007 Net cash used in investing activities (29,584) (28,650) (22,649) Financing activities Proceeds from issuance of long-term debt — — 250,000 Repayments of long-term debt (15,013) (15,327) (432,603) Proceeds from revolver 662,500 1,266,250 922,750 Repayments of revolver (662,500) (1,266,250) (922,750) Proceeds from exercise of stock options 557 154 34 Purchase of treasury stock (30,000) — — Payment of debt issuance costs (3,909) (1,188) (8,818) Prepayment premium on early redemption of debt — — (1,600) Payments of employee withholding taxes on share-based compensation (3,115) (8,138) (18,036) Net cash used in financing activities (51,480) (24,499) (211,023) Exchange rate effect on cash (255) (5,418) 2,288 Net change in cash, cash equivalents and restricted cash 100,673 195,670 (43,416) Cash, cash equivalents and restricted cash – beginning of year 268,321 72,651 116,067 Cash, cash equivalents and restricted cash – end of year $ 368,994 $ 268,321 $ 72,651 Supplemental Disclosure of Cash Flow Information: Interest paid $ 78,336 $ 107,607 $ 117,482 Income taxes paid, net of amounts refunded $ 9,632 $ 8,819 $ 8,356 Non-cash investing activities: Purchase of capital assets on account $ 1,446 $ 22 $ 3,043 Purchase of treasury stock on account $ 274 $ — $ —

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to monitor results of operations are revenue and operating income. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog is the estimated amount of future revenues to be recognized under negotiated contracts. Funded backlog is contractually authorized and appropriated by the customer. Bookings includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts. Book-to-bill is derived by dividing bookings by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, cash interest expense, net, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue.

9 • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs. • Net leverage ratio is defined as net debt (or total debt less unrestricted cash) divided by trailing twelve- month (TTM) bank EBITDA.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Twelve Months Ended	
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue	$ 1,218,648	$ 1,157,752	$ 4,480,038	$ 4,322,155
Net income	$ 22,779	$ 25,033	$ 77,882	$ 34,684
Plus:				
Income tax expense	5,858	1,261	23,021	4,157
Other expense, net	3,096	899	10,931	10,465
Interest expense, net	19,632	24,367	79,909	107,900
Loss on extinguishment of debt	—	—	2,527	1,998
Operating income	$ 51,363	$ 51,560	$ 194,270	$ 159,204
Plus:				
Amortization of intangible assets	22,896	22,569	90,621	90,821
M&A, integration and related costs	8,717	6,480	16,492	36,124
Adjusted operating income	$ 82,976	$ 80,610	$ 301,383	$ 286,150
Plus:				
Depreciation and CCA amortization	5,759	5,546	21,904	24,061
Adjusted EBITDA	$ 88,735	$ 86,156	$ 323,287	$ 310,211
Adjusted EBITDA margin	7.3 %	7.4 %	7.2 %	7.2 %
Minus:				
Cash interest expense, net	17,988	22,704	73,678	100,519
Income tax expense, as adjusted	12,583	12,147	49,752	36,334
Depreciation and CCA amortization	5,759	5,546	21,904	24,061
Other expense, net, as adjusted	3,096	3,092	11,181	10,465
Adjusted net income	$ 49,309	$ 42,667	$ 166,772	$ 138,831

($K, except per share data)	Three Months Ended		Twelve Months Ended	
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Diluted earnings per share	$ 0.72	$ 0.78	$ 2.45	$ 1.08
Plus:				
M&A, integration and related costs	0.21	0.12	0.40	0.87
Amortization of intangible assets	0.58	0.47	2.19	2.18
Amortization of debt issuance costs and Loss on extinguishment of debt	0.04	0.03	0.21	0.23
FMV land impairment	$ —	(0.00)	$ —	0.05
Gain on acquisition, net	(0.00)	(0.07)	(0.01)	(0.07)
Adjusted diluted earnings per share	$ 1.56	$ 1.33	$ 5.24	$ 4.34
Average shares outstanding:				
Basic, as reported	31,349	31,558	31,559	31,485
Diluted, as reported	31,631	32,043	31,820	31,967
Adjusted diluted	31,631	32,043	31,820	31,967

10

11 Non-GAAP Tables ($K) Three Months Ended Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net cash provided by operating activities $ 209,476 $ 223,134 $ 181,992 $ 254,237 Plus: M&A, integration, and related payments 839 17,490 12,899 42,534 MARPA facility activity (37,911) (72,440) (46,552) (135,788) Adjusted operating cash flow $ 172,404 $ 168,183 $ 148,340 $ 160,982 ($K, except ratio) Period Ending December 31, 2025 Total debt $ 1,123,819 Cash, cash equivalents and restricted cash $ 368,994 Less: Restricted cash (3,014) Cash and cash equivalents $ 365,980 Net debt $ 757,839 TTM bank EBITDA $ 337,644 Net leverage ratio 2.24x 1 Includes among other items, non-cash losses like loss on extinguishment of debt and/or lease impairments, stock compensation, transaction and integration related costs ($K) TTM December 31, 2025 Net income $ 77,882 Plus: Interest expense, net 79,909 Income tax expense 23,021 Depreciation and amortization 112,525 Additional permitted add-backs1 44,307 TTM Bank EBITDA $ 337,644

12 SUPPLEMENTAL INFORMATION Revenue by contract type, geographic region, contract relationship, and customer for the periods presented below was as follows: Revenue by Contract Type Year Ended December 31, (In thousands) 2025 2024 2023 Cost-plus and cost-reimbursable $ 2,744,753 $ 2,531,792 $ 2,209,241 Firm-fixed-price 1,609,027 1,675,603 1,626,262 Time-and-materials 126,258 114,760 127,623 Total revenue $ 4,480,038 $ 4,322,155 $ 3,963,126 Revenue by Geographic Region Year Ended December 31, (In thousands) 2025 2024 2023 United States $ 2,609,257 $ 2,388,598 $ 2,286,052 Middle East 1,351,318 1,399,436 1,193,598 Asia 313,024 326,961 264,346 Europe 206,439 207,160 219,130 Total revenue $ 4,480,038 $ 4,322,155 $ 3,963,126 Revenue by Contract Relationship Year Ended December 31, (In thousands) 2025 2024 2023 Prime contractor $ 4,239,080 $ 4,049,543 $ 3,726,199 Subcontractor 240,958 272,612 236,927 Total revenue $ 4,480,038 $ 4,322,155 $ 3,963,126 Revenue by Customer Year Ended December 31, (In thousands) 2025 2024 2023 Army $ 1,828,977 $ 1,837,843 $ 1,633,525 Navy 1,479,815 1,441,355 1,233,463 Air Force 570,663 481,265 538,698 Other 600,583 561,692 557,440 Total revenue $ 4,480,038 $ 4,322,155 $ 3,963,126 Source: V2X, Inc.